UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 30, 2009

OceanFirst Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

975 Hooper Avenue, Toms River, New Jersey	08753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 240-4500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On December 30, 2009, OceanFirst Financial Corp. (the “Company”) announced that it has redeemed the entire amount of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, (the “Preferred Stock”) issued to the Treasury pursuant to the Troubled Asset Relief Program Capital Purchase Program originally issued to the Treasury on January 16, 2009. The total amount paid to the Treasury was $38,502,000, which consisted of $38,263,000 of principal and $239,000 of accrued and unpaid dividends to redeem the 38,263 shares of Preferred Stock. The Company’s redemption of the Preferred Stock is not subject to additional conditions or stipulations from the Treasury. In addition, the Company was notified by the Treasury that the warrant to purchase the Company’s common stock issued to the Treasury in connection with the issuance of the Preferred Stock, has been reduced by 50%, to 190,427 shares, as a result of the Company’s Qualified Equity Offering completed on November 10, 2009. The exercise price of the warrant remains unchanged at $15.07 per share. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Statements contained in this current report on Form 8-K, including Exhibit 99.1, that are not historical fact are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements may be characterized as management’s intentions, hopes, beliefs, expectations or predictions of the future. It is important to note that such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in such forward-looking statements. Factors that could cause future results to vary materially from current expectations include, but are not limited to, changes in interest rates, economic conditions, deposit and loan growth, real estate values, loan loss provisions, competition, customer retention, changes in accounting principles, policies or guidelines and legislative and regulatory changes.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release re: OceanFirst Financial Corp. Announces Repayment of TARP Funds and 50% Reduction in Related Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.
(Registrant)

By:	/S/ MICHAEL J. FITZPATRICK
Michael J. Fitzpatrick
Executive Vice President and Chief Financial Officer

Date: December 30, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release re: OceanFirst Financial Corp. Announces Repayment of TARP Funds and 50% Reduction in Related Warrant